                                                                    Exhibit 10.5



                 ASSIGNMENT, ASSUMPTION, ACKNOWLEDGEMENT AND CONSENT


     1. Reference is made to (i) the Platform Construction Agreement, the Ancillary Agreement and the Confidentiality Agreement, each dated as of April 30, 1997 in each case between AMFELS, INC. ("AMFELS"), and Chiles Offshore LLC (the "Company"), as assignee of and successor in interest to COI, LLC (successor by merger to Chiles Offshore, Inc.) pursuant to an instrument of Assignment and Assumption and Consent to Assignment dated as of August 5, 1997 (collectively, the "Chiles Columbus Agreement") and (ii) the Platform Construction Agreement dated as of August 5, 1997 between AMFELS and the Company (the "Chiles Magellan Agreement"; together with the Chiles Columbus Agreement, the "Construction Agreements").

     2. The Company hereby assigns (i) to Chiles Columbus LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, all of the rights and benefits of the Company with respect to the Chiles Columbus Agreement and (iii) to Chiles Magellan LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, all of the rights and benefits of the Company, all of the rights and benefits of the Company with respect to the Chiles Magellan Agreement.

     3. Chiles Columbus LLC hereby undertakes, assumes and agrees to pay, perform or discharge in accordance with their terms, to the extent not heretofore paid, performed or discharged, all obligations of the Company under or otherwise with respect to the Chiles Columbus Agreement, and Chiles Magellan LLC hereby undertakes, assumes and agrees to pay, perform or discharge in accordance with their terms, to the extent not heretofore paid, performed or discharged, all obligations of the Company under or otherwise with respect to the Chiles Magellan Agreement.

     4. AMFELS hereby acknowledges the foregoing assignment and assumption agreement with respect to the Chiles Columbus agreement, and hereby consents to the assignment by the Company to Chiles Columbus LLC of all of the rights and benefits of the Company under the Chiles Columbus Agreement, and agrees that Chiles Columbus LLC may succeed to and assume all of the Company's rights, benefits, duties and obligations under such agreement, all as set forth in paragraphs 2 and 3 above.

     5. AMFELS hereby acknowledges the foregoing assignment and assumption agreement with respect to the Chiles Magellan Agreement, and hereby consents to the assignment by the Company to Chiles Magellan LLC of all of the rights and benefits of the Company under the Chiles Magellan Agreement, and agrees that

Chiles Magellan LLC may succeed to and assume all of the Company's rights, benefits, duties and obligations under such agreement, all as set forth in paragraphs 2 and 3 above.

     6. The foregoing acknowledgement and consent shall not, with respect to either Construction Agreement, operate to release the Company from any of its obligations or liabilities thereunder in the event that Chiles Columbus LLC or Chiles Magellan LLC, as applicable, shall fail to perform any of its
obligations thereunder.   If there is any conflict between the provisions of
this paragraph and any other contained in this document, this paragraph shall be controlling, and further provided however that nothing herein shall constitute a subordination or waiver of (i) any rights of AMFELS in or under the Construction Agreements and associated documents and agreements, at law or in equity, or (ii) any lien, title or equity of AMFELS, by contract, at law or in equity, in any Platforms to be constructed pursuant thereto, (iii) any remedies of AMFELS under the Construction Agreements and associated documents, at law or in equity, including without limitation the right to payment, setoff, and deduction of all sums due AMFELS at any time under the Construction Agreements or associated documents and agreements.

          Executed and dated as of April 23, 1998.

                                   CHILES OFFSHORE LLC

                                   BY: /s/ William E. Chiles
                                       -----------------------
                                       Name: William E. Chiles
                                       Title: President

                                   CHILES COLUMBUS LLC

                                   BY: /s/ William E. Chiles
                                       -----------------------
                                       Name: William E. Chiles
                                       Title: President

                                   CHILES MAGELLAN LLC

                                   BY: /s/ William E. Chiles
                                       -----------------------
                                       Name: William E. Chiles
                                       Title: President

                                   AMFELS, INC.

                                   BY: /s/ Eric Phua
                                       -----------------
                                       Name: Eric Phua
                                       Title: VP Commercial